CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 21, 2017, relating to the financial statements and financial highlights, which appear in the December 31, 2016 Annual Reports to Shareholders of Columbia Variable Portfolio - Global Bond Fund, Columbia Variable Portfolio - Intermediate Bond Fund, Columbia Variable Portfolio - U.S. Equities Fund, Variable Portfolio - Aggressive Portfolio, Variable Portfolio - American Century Diversified Bond Fund, Variable Portfolio - BlackRock Global Inflation-Protected Securities Fund, Variable Portfolio - CenterSquare Real Estate Fund, Variable Portfolio - Columbia Wanger International Equities Fund, Variable Portfolio - Conservative Portfolio, Variable Portfolio - DFA International Value Fund, Variable Portfolio - Eaton Vance Floating-Rate Income Fund, Variable Portfolio - Partners Core Bond Fund (formerly known as Variable Portfolio - J.P. Morgan Core Bond Fund), Variable Portfolio - Jennison Mid Cap Growth Fund, Variable Portfolio - MFS Blended Research Core Equity Fund, Variable Portfolio - MFS Value Fund, Variable Portfolio - Moderate Portfolio, Variable Portfolio - Moderately Aggressive Portfolio, Variable Portfolio - Moderately Conservative Portfolio, Variable Portfolio - Morgan Stanley Advantage Fund, Variable Portfolio - Los Angeles Capital Large Cap Growth Fund (formerly known as Variable Portfolio - Nuveen Winslow Large Cap Growth Fund), Variable Portfolio - Oppenheimer International Growth Fund, Variable Portfolio - Partners Small Cap Growth Fund, Variable Portfolio - Partners Small Cap Value Fund, Variable Portfolio - Pyramis® International Equity Fund, Variable Portfolio - TCW Core Plus Bond Fund, Variable Portfolio - Victory Sycamore Established Value Fund, Variable Portfolio - Wells Fargo Short Duration Government Fund and Variable Portfolio - T. Rowe Price Large Cap Value Fund (twenty-eight of the funds constituting Columbia Funds Variable Series Trust II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2017

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 17, 2017, relating to the financial statements and financial highlights, which appear in the December 31, 2016 Annual Reports to Shareholders of Columbia Variable Portfolio - Balanced Fund, Columbia Variable Portfolio - Commodity Strategy Fund, Columbia Variable Portfolio - Core Equity Fund, Columbia Variable Portfolio - Disciplined Core Fund, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Emerging Markets Bond Fund, Columbia Variable Portfolio - Emerging Markets Fund, Columbia Variable Portfolio - Government Money Market Fund, Columbia Variable Portfolio - High Yield Bond Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Large Cap Index Fund, Columbia Variable Portfolio - Limited Duration Credit Fund, Columbia Variable Portfolio - Managed Volatility Moderate Growth Fund, Columbia Variable Portfolio - Mid Cap Growth Fund, Columbia Variable Portfolio - Mid Cap Value Fund, Columbia Variable Portfolio - Select International Equity Fund, Columbia Variable Portfolio - Select Large-Cap Value Fund, Columbia Variable Portfolio - Select Smaller-Cap Value Fund, Columbia Variable Portfolio - Seligman Global Technology Fund, Columbia Variable Portfolio - U.S. Government Mortgage Fund and Variable Portfolio - Loomis Sayles Growth Fund (twenty-two of the funds constituting Columbia Funds Variable Series Trust II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Organization and Management of Wholly-Owned Subsidiaries” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 26, 2017